Exhibit 99.1

COMSTOCK FUELS APPROVED FOR $152 MILLION ALLOCATION FOR OKLAHOMA QUALIFIED PRIVATE ACTIVITY BONDS

OKLAHOMA CITY, OKLAHOMA – FEBRUARY 4, 2025 – Comstock Inc. (NYSE: LODE) today announced that its subsidiary, Comstock Fuels Corporation (“Comstock Fuels”), was approved by the Oklahoma State Treasurer’s Office to issue up to $152 million in qualified private activity bonds.

This allocation of up to $152 million in Qualified Private Activity Bonds that can be issued by Comstock Fuels represents a major achievement in Comstock Fuels’ plans for financing and building its first 400,000 barrel per year commercial demonstration facility in a soon-to-be-selected site in Oklahoma.

This overall approval by the Oklahoma State Treasurer’s Office comes under the Oklahoma Private Activity Bond Allocation Act and would consist of allocations from the Oklahoma Economic Development Pool, the Oklahoma Exempt Facilities Pool, and the Oklahoma Carryforward Pool. The Oklahoma Development Finance Authority (“ODFA”) sponsored this bond allocation to support the State’s essential infrastructure projects with Comstock’s first Oklahoma commercial biorefining facility.

“This allocation is a foundational component of our overall capital and financing plans for Comstock Fuels, including funding each of our planned Bioleum™ Refineries in the U.S. with dedicated project financing,” said Chad Michael Black, Director of Business Development at Comstock Fuels. “Oklahoma has taken a leadership role in accelerating advanced domestic energy solutions and the support from the State Treasurer’s Office and the ODFA underscores our strong alignment with Oklahoma for developing, deploying and operating diverse, scalable and essential energy infrastructure for our communities.”

“We are rapidly achieving the critical prerequisites for securing the project financing needed to build our first commercial demonstration facility, with over $150 million of that objective supported by Oklahoma’s tax-efficient, municipal revenue bond allocation, $3 million in direct Oklahoma-based grants, and a growing group of strategic investors,” stated Corrado De Gasperis, Executive Chairman of Comstock and Comstock Fuels. “We’re also close to selecting an investment banking partner to facilitate the bond placement and underwriting. We’re thrilled to receive such strong support from Oklahoma as we integrate feedstock, site infrastructure, and offtake into a whole new standard for domestic energy production.”

Private activity bonds under the Internal Revenue Code (the “Code”) are described generally as any bond: (1) of which more than 10% of the proceeds is to be used in a trade or business of any person or persons other than a governmental unit or which is to be directly or indirectly repaid, or secured by revenues from a private trade or business; and (2) in which an amount exceeding the lesser of 5% or $5 million of the proceeds is to be used for loans to any person or persons other than a governmental unit.

The Federal Tax Reform Act of 1986 established limits on the volume of private activity bonds that may be issued in a state during any calendar year. To ensure compliance with federal law, the Oklahoma legislature passed the Oklahoma Private Activity Bond Allocation Act.

Most private activity bonds must be sold on a taxable basis. However, the Code grants exceptions when certain bonds can be sold on a tax-exempt basis (“Qualified Private Activity Bonds”). Such bonds, with certain exceptions, are subject to the federal alternative minimum tax. The Code also imposes a limitation on the amount of Qualified Private Activity Bonds which may be issued by a state in any calendar year.

About Comstock Fuels Corporation

Comstock Fuels Corporation (“Comstock Fuels”) delivers advanced lignocellulosic biomass refining solutions that set industry benchmarks for production of cellulosic ethanol, gasoline, renewable diesel, sustainable aviation fuel (“SAF”), and other renewable Bioleum™ fuels, with extremely low carbon intensity scores of 15 and market-leading yields of up to 140 gallons per dry metric ton of feedstock (on a gasoline gallon equivalent basis, or “GGE”), depending on feedstock, site conditions, and other process parameters. Comstock Fuels additionally holds the exclusive rights to intellectual properties developed by Hexas Biomass Inc. (“Hexas”) for production of purpose grown energy crops in liquid fuels applications with proven yields exceeding 25 to 30 dry metric tons per acre per year. The combination of Comstock Fuels’ high yield Bioleum refining platform and Hexas’ high yield energy crops allows for the production of enough feedstock to produce upwards of 100 barrels of fuel per acre per year, effectively transforming marginal agricultural lands with regenerative practices into perpetual “drop-in sedimentary oilfields” with the potential to dramatically boost regional energy security and rural economies.

Comstock Fuels plans to contribute to domestic energy dominance by directly building, owning, and operating a network of Bioleum Refineries in the U.S. to produce about 200 million barrels of renewable fuel per year by 2035, starting with its planned first 400,000 barrel per year commercial demonstration facility in Oklahoma. Comstock Fuels also licenses its advanced feedstock and refining solutions to third parties for additional production in the U.S. and global markets, including several recently announced and other pending projects. To learn more, please visit www.comstockfuels.com.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that are deployable across entire industries to contribute to energy abundance by efficiently extracting and converting under-utilized natural resources, such as waste and other forms of woody biomass into renewable fuels, and end-of-life electronics into recovered electrification metals. Comstock’s innovations group is also developing and using artificial intelligence technologies for advanced materials development and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Colby Korsun

Comstock Fuels Corporation

fuels@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.